WELLS FARGO FUNDS TRUST

Wells Fargo Minnesota Tax-Free Fund
Wells Fargo National Limited Term Tax-Free Fund
Class A, Class B, Class C and Institutional Class

and

Wells Fargo Nebraska Tax-Free Fund
Institutional Class

Supplement dated July 14, 2004, to the Prospectus
for the Class A, Class B and Class C shares
dated November 1, 2003, as amended and supplemented January 30, 2004, and to the Institutional Class Prospectus dated November 1, 2003

Effective July 1, 2004, Patricia D. Hovanetz retired from Wells Capital Management Incorporated and her position as portfolio manager for the Minnesota Tax-Free Fund, the National Limited Term Tax-Free Fund and the Nebraska Tax-Free Fund. The day-to-day portfolio management responsibilities for these funds have been assumed as indicated below:

- Minnesota Tax-Free Fund - Stephen Galiani and Arthur C. Evans will serve as co-managers for the Fund.

- National Limited Term Tax-Free Fund - Mr. Galiani will join Mr. Evans as co-manager for the Fund.

- Nebraska Tax-Free Fund - Mr. Evans and Mary Jo Sebrell will serve as co-managers for the Fund.

Biographical information for Mr. Galiani and Mr. Evans is contained in the "Portfolio Managers" section of the prospectuses. The following biographical information for Ms. Sebrell is added to this section in the respective prospectus.

Mary Jo Sebrell

Ms. Sebrell began her career in the investment industry in 1972 and joined Wells Capital Management in 1982 where she has managed public fixed income and municipal bond funds and individual municipal bond portfolios on the Tax-Exempt Fixed Income Team. She is currently a Principal and Portfolio Manager in the Municipal Fixed Income Group of Wells Capital Management. Ms. Sebrell earned a BA in Elementary Education from Washburn University, in Topeka, Kansas, and has served as secretary, treasurer and program chairperson of the California Society of Municipal Analysts.